
<ARTICLE> 5
<MULTIPLIER> 1,000

<PERIOD-TYPE>                   6-MOS<F1>
<FISCAL-YEAR-END>                          DEC-28-1996
<PERIOD-START>                             DEC-31-1995
<PERIOD-END>                               JUN-29-1996
<CASH>                                           3,557
<SECURITIES>                                         0
<RECEIVABLES>                                   27,985
<ALLOWANCES>                                         0
<INVENTORY>                                     35,482
<CURRENT-ASSETS>                                68,400
<PP&E>                                          66,787
<DEPRECIATION>                                   1,706
<TOTAL-ASSETS>                                 248,691
<CURRENT-LIABILITIES>                           36,290
<BONDS>                                        140,514
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                     35,000
<COMMON>                                         9,178
<OTHER-SE>                                       1,286
<TOTAL-LIABILITY-AND-EQUITY>                   248,691
<SALES>                                        116,241
<TOTAL-REVENUES>                               116,241
<CGS>                                           92,702
<TOTAL-COSTS>                                   92,702
<OTHER-EXPENSES>                                 7,841
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                               3,282
<INCOME-PRETAX>                                 12,416
<INCOME-TAX>                                     5,066
<INCOME-CONTINUING>                              9,509
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                     9,509
<EPS-PRIMARY>                                        0
<EPS-DILUTED>                                        0

<F1>The results of operations for the six months ended June 29, 1996 represent the combined results of Clark-Schwebel Holdings, Inc. ("Company") for the period of April 18, 1996 through June 29, 1996 (successor company) and the results of Form Mill A, Inc. for the period of December 31, 1995 through April 17, 1996 (predecessor company). A change in ownership resulted from a leveraged buyout on April 17, 1996, and the transaction resulted in a new basis of accounting for the Company. Therefore, the results of operations for the six months ended June 29, 1996 are not fully comparable to preceding reporting periods.

